CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Anteon International Corporation (the "Company") Quarterly Report on Form 10-Q, as of and for the three and six months ended June 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Carlton B Crenshaw, Executive Vice President and Chief Financial Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1). The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2). The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date:                                         By:
        -----------------                       -------------------------------
                                                  Carlton B. Crenshaw
                                                  Executive Vice President and
                                                  Chief Financial Officer